UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 1, 2006

         ---------------------------------------------------------------

                            ARMSTRONG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                      000-50408              23-3033414
(State or other jurisdiction of       (Commission file        (I.R.S. employer
         incorporation)                    number)           identification no.)


                  P.O. BOX 3001, LANCASTER, PENNSYLVANIA 17604
              (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (717) 397-0611

         ---------------------------------------------------------------

                        ARMSTRONG WORLD INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)


        PENNSYLVANIA                       1-2116                23-0366390
(State or other jurisdiction of       (Commission file        (I.R.S. employer
         incorporation)                    number)           identification no.)


                  P.O. BOX 3001, LANCASTER, PENNSYLVANIA 17604
               (Address of principal executive offices) (Zip code)

       Registrant's telephone number, including area code: (717) 397-0611

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01.    REGULATION FD DISCLOSURE.

         In May 2006, certain holders (the "Holders") of unsecured creditor claims against Armstrong World Industries, Inc. ("AWI") sought to pursue negotiations with other AWI creditors with the objective of obtaining a consensual resolution of AWI's Chapter 11 case. To facilitate these negotiations, AWI provided these holders pursuant to confidentiality agreements certain summary projected financial information concerning AWI's performance in 2006 and 2007. Having received this information, the Holders became "restricted" from entering into transactions in securities of AWI or its affiliates. AWI agreed to make this information public upon its emergence from Chapter 11. The Holders have requested that AWI make the financial information public at this time, which would end the restrictions on these Holders' ability to trade in securities of AWI or its affiliates. Given the recent confirmation of its Chapter 11 plan (the "Plan of Reorganization"), AWI has agreed to do so. Exhibit
99.1 hereto contains a copy of such projected financial information as made available to the Holders. Exhibit 99.2 hereto contains a reconciliation of financial measures included therein which are not measures used under U.S. generally accepted accounting principles ("GAAP") to the most comparable GAAP financial measure.

         The projections contained in Exhibit 99.1 were prepared by AWI's management in the Spring of 2006, and the assumptions and estimates on which such projections were based were not disclosed to the Holders (and are not being disclosed herein). The projected information regarding Net Sales, Gross Profit and Selling, General and Administrative Expenses assumed the continued conduct in the ordinary course of AWI's operations as they existed at the time the projections were prepared and did not include provisions reflecting acquisition or sales of operations that have subsequently occurred or any impact that consummation of AWI's Plan of Reorganization would have on AWI's results of operations during the projection period, including the effect that adoption of "fresh start accounting" under A.I.C.P.A. Statement of Position 99-1 in connection with consummation of the Plan of Reorganization would have on AWI's reported results of operations. Included (under the heading "Potential EBITDA Adjustments") along with such projected financial measures are estimates of the effects of certain contemplated, but not all possible, non-recurring transactions and adjustments relating to the Plan of Reorganization and/or other AWI business initiatives.

         The projections contained in Exhibit 99.1 reflect AWI's reported financial results through March 31, 2006 and management's then estimates in the exercise of its judgment, with respect to the matters stated therein, of AWI's expected consolidated results of operations for the balance of 2006 and for 2007 based on various assumptions and then-current expectations of the future performance of AWI's business and of industry and economic conditions. Such information was not prepared in accordance with A.I.C.P.A. or any other professional standards for the preparation or presentation of financial projections and was not reviewed by AWI's auditor or any outside expert or advisor. The information contained in Exhibit 99.1 was not presented as, and does not constitute, any representation or warranty by AWI or any affiliate, director, officer, employee or other representative thereof, or by any other person, as to the accuracy of such information or that any such projection or estimate would be realized, and no representation or warranty is made with


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respect thereto. The projections contained in Exhibit 99.1 have not been updated, including to reflect events, such as changes in the operations of AWI, that have occurred since the time of their preparation.

         While the assumptions and estimates used in the preparation of the attached projections were believed by management at the time of preparation to be reasonable under the circumstances, they were premised on numerous factors concerning AWI's anticipated future performance and prevailing and anticipated industry and economic conditions that were, and remain, beyond AWI's control and which may not materialize. Projections are inherently subject to significant and numerous uncertainties and to a wide variety of significant business, economic and competitive risks, and actual results may vary significantly from those contemplated by the projections. Management views the business environment for AWI to be different from what it was in the Spring of 2006 and has different expectations regarding industry and economic conditions than it did at that time, and management's current estimates of AWI's consolidated results of operations for 2006 and 2007 differ in certain respects from the projected information contained in Exhibit 99.1. Investors, accordingly, are cautioned not to rely on such projections in making investment decisions regarding securities of AWI or its parent company, Armstrong Holdings, Inc.

         This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Such statements provide expectations or forecasts of future events. Our results could differ materially due to known and unknown risks and uncertainties, including: developments in AWI's Chapter 11 case and the magnitude of its asbestos liabilities; claims and legal proceedings, lower construction activity reducing our market opportunities, unavailability and/or increased costs for raw materials and energy; success in introducing new products, achieving manufacturing efficiencies and implementing price increases to offset increased costs; risks related to our international trade and business; labor relations issues; price competition stemming from factors such as worldwide excess industry capacity; business combinations among competitors, suppliers and customers; the loss of business with key customers; and other factors disclosed in our recent reports on Forms 10-K, 10-Q and 8-K filed with the SEC. We undertake no obligation to update any forward-looking statement.



ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit 99.1       Projected Financial Information for 2006 and 2007 (May 2006)
Exhibit 99.2 Information Regarding Non-GAAP Financial Information Included in Exhibit 99.1



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 1, 2006
                                            ARMSTRONG HOLDINGS, INC.


                                            By: /s/ Walter T. Gangl
                                                --------------------------------
                                                Walter T. Gangl
                                                Deputy General Counsel and
                                                Assistant Secretary

                                            ARMSTRONG WORLD INDUSTRIES, INC.


                                            By: /s/ Walter T. Gangl
                                                --------------------------------
                                                Walter T. Gangl
                                                Deputy General Counsel and
                                                Assistant Secretary







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                                  EXHIBIT INDEX



 Exhibit No.                                Description
 -----------                                -----------

Exhibit 99.1       Projected Financial Information for 2006 and 2007 (May 2006)
Exhibit 99.2 Information Regarding Non-GAAP Financial Information Included in Exhibit 99.1












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